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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3, no. 033-46171, Forms S-8, nos. 333-61851, 333-09277, and 333-40532)
of Codorus Valley Bancorp, Inc. of our report dated February 5, 2001, with respect to the consolidated financial statements of Codorus Valley Bancorp, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                          /s/ Ernst & Young LLP
                                          -------------------------------------

Harrisburg, Pennsylvania
March 27, 2001












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